Exhibit 10.28

                               PURCHASE AGREEMENT

      This PURCHASE AGREEMENT ("Agreement") is made this 26th day of August, 2005 (the "Effective Date") by and between Delta Technologies, Inc. ("Buyer") and Richard F. Straub Jr., and John M. Latza, collectively ("Seller"). The terms and conditions under which Seller will sell, transfer and assign certain assets to Buyer are set forth below.

                              W I T N E S S E T H:

      WHEREAS, Seller has created certain Intellectual Property (as defined below); and

      WHEREAS, Buyer desires to purchase the Intellectual Property and Seller desires to sell the Intellectual Property.

      NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, and each in consideration of the promises of the other hereinafter contained, agree as follows:

1. The Intellectual Property. For purposes of this Agreement, the Intellectual Property shall mean: all data, documentation, technology and all information relating thereto that has been designed, developed, maintained or that has otherwise been created by Seller or Seller's employees and agents relating to Seller's system for the manufacture of insulated concrete form wall forming, including, but not limited to all: design drawings; material specifications; mould design; production equipment specifications and computer performance analysis, all of which are incorporated herein by reference and form a part of this Agreement.

2. Sale of Intellectual Property. Seller hereby sells, conveys, transfers, assigns, grants and delivers, exclusively to Buyer, its legal representatives, successors and assigns, free and clear of any encumbrance of any type (including, but not limited to, any lien, restriction, liability or security interest) all right, title and interest of every kind and nature whatsoever in and to the Intellectual Property and all copies and versions thereof.

3. Duties of Buyer. In consideration for the sale of the Intellectual Property, Buyer shall pay the fees set forth in Exhibit A. Additionally, Buyer shall, through its attorneys take commercially reasonable efforts to obtain a patent in the United States and other countries as deemed desirable by Buyer for the system for the manufacture of insulated concrete wall forming.

4. Warranties of Seller. Seller represents and warrants the following:

      a. Seller is the owner of all rights, title and interest in and to the Intellectual Property, free and clear of all encumbrances of any type, including but not limited to any lien, restriction, liability or security interest and has the right to enter into this Agreement, to grant to Buyer the rights set forth herein and to perform all other obligations under this Agreement;

      b. To the best of their knowledge, without right of recourse by Buyer, the Intellectual Property, does not violate or infringe upon the rights of any third party, including without limitation, any patent, copyright, trade secret, trademark, contractual, proprietary or confidential information or nondisclosure, or other proprietary rights;

      c. To the best of their knowledge, without right of recourse by Buyer, there have been no claims made by any third party alleging that the Intellectual Property violates or infringes that party's rights or interests;

      d. The assets, documents, technology, information and materials sold and delivered to Buyer hereunder constitutes all of the assets, documents, technology, information and material, tangible and intangible, of any nature whatsoever, designed, developed, maintained or created by Seller or Seller's employees or agents, relating to the Intellectual Property; and

      e. Seller has taken all reasonable precautions to protect the secrecy, confidentiality, and value of the Intellectual Property (including, if applicable, the enforcement by Seller of a policy requiring each employees or independent contractors to execute proprietary information and confidentiality agreements and all current and former employees and independent contractors of Seller have executed such an agreement).

5. Further Assurances. Seller shall cooperate reasonably with Buyer and Buyer's employee, agents and representatives (including, but not limited to, Buyer's attorneys) to (a) furnish upon request, such further information, (b) execute (or obtain signatures as may be required) and deliver to Buyer such other documents, including but not limited to the Assignment, attached hereto as Exhibit B and the Declaration and Power Attorney attached hereto as Exhibit C, and (c) do such other acts and things, all as Buyer may reasonably request for the purpose of and in connection with any steps required to perfect and protect Buyer's interests and rights in and to the Intellectual Property and assist Buyer for any and all U.S. or foreign patent application(s) for the system for the manufacture of insulated concrete form wall forming including any improvements, divisional or continuation applications relating thereto.

6. No Indemnification. Seller and Buyer agree that Seller will not indemnify Buyer, his respective directors, officers, employees, shareholders and agents (collectively "Non-Indemnified Parties) for any claims, suits losses, diminution of value of Intellectual Property, liabilities, damages, and expenses resulting from or relating to (i) the breach by Seller of any representation, warranty or covenant contained herein, (ii) a claim that the Intellectual Property violates or infringes any third party's intellectual property rights, (iii) and expense incurred by Buyer relating to (i) or (ii) above, and (iv) Sellers' ownership and use of Intellectual Property prior to the Effective Date. In the event of a third party claim that the Intellectual Property violates of infringes the third party's intellectual property rights, Seller will use commercially reasonable efforts to assist Buyer in obtaining the right to continue using the Intellectual Property.

7. Confidentiality.

      a. Seller acknowledges that information may be disclosed or made known or available to Seller, as a consequence of its relationship with Buyer and/or in the transaction contemplated hereunder, concerning Buyer, which information is not generally known to the public (including, but not limited to, the Intellectual Property) constitutes the confidential and proprietary business information of Buyer. Seller shall not use such information for any reason without the prior written consent of Buyer, and shall take every reasonable precaution to safeguard all such information.

      b. Seller further acknowledges that the information referred to in Section 7 (a) above, constitutes the proprietary, trade secrets of Buyer and is of unique and extraordinary character, and that, in the event of a breach by Seller of its obligations under this Section, Buyer shall suffer irreparable harm, Buyer's remedies at law shall be inadequate and Buyer shall have, in addition to any other remedies it may have, the right to obtain injunctive relief to restrain any breach or threatened breach thereof.

8. Publicity. Seller shall not issue any publicity or press release regarding its contractual relations with Buyer or otherwise make any oral or written reference regarding its activities hereunder, without obtaining Buyer's prior written consent, and approval of the contents thereof.

9. General.

      a. This Agreement and the Exhibits hereto constitute the entire agreement between Seller and Buyer with respect to the subject matter hereof, and no waiver, modification, alteration or amendment of any of the terms or conditions hereof shall be effective unless and until set forth in writing duly signed by Seller and Buyer.

      b. Notwithstanding the existence of any employer/employee relationship which may exist between one or more of the parties hereto, and solely in connection with this Agreement, each party shall be construed to be an independent contractor. This Agreement does not, and shall not be construed to, create an employer-employee, agency, joint venture or partnership relationship between the parties. Neither party shall have any authority to act for or to bind the other party in any way, to alter any of the terms or conditions of any of the other party's standard forms of invoices, sales agreements, warranties or otherwise, or to warrant or to execute agreements on behalf of the other or to represent that it is in any way responsible for the acts, debts, liabilities or omissions of the other parties in connection with this Agreement.

      c. If any provision of this Agreement, or the application thereof under certain circumstances, is held to be invalid or unenforceable, the remaining provisions of this Agreement, or the application of such provision under other circumstances, shall remain in full force and effect to be read and construed as if the invalid or unenforceable provisions were deleted.

      d. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, as such laws are applied to agreements made and to be wholly performed within Pennsylvania. Seller and Buyer hereby consent to the exclusive jurisdiction of the state courts of the Commonwealth of Pennsylvania, and the United States District Court for the Eastern District of Pennsylvania in connection with any dispute based on or arising out of or in connection with this Agreement or the Intellectual Property. Process in any legal proceeding based on or arising out of or in connection with this Agreement or the Intellectual Property may be served on any party anywhere in the world.

      e. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

      f. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of both parties hereto. For the purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed an original.

      g. All notices, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

Seller:     Richard F. Straub, Jr.            Seller:        John M. Latza
Address:    1392 Firethorn Drive              Address:       15 Cambridge Drive
            Mason, OH  45040                                 Howell, NJ 07731

Buyer:      Delta Technologies, Inc.
Address:    111 North Branch Street
            Sellersville, PA  18960

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date as defined above.


Buyer:Delta Technologies, Inc.     Seller:Richard F. Straub, Jr.        Seller:John M. Latza
By:/s/_____________________           By: /s/______________________      By: /s/___________________
      Martin G. Chilek                    Richard F. Straub, Jr.             John M. Latza
      Vice President

                                    EXHIBIT A

                                      FEES

Richard Straub (Seller 1)

Delta Technologies, Inc. ("DTI") will compensate Richard Straub ("Seller 1") with a combination of cash and shares of restricted common stock of Delta Mutual, Inc. all as set forth below:

1. Cash Payments

      $50,000.00 in United States currency upon execution of this Agreement.

2. Delta Mutual, Inc. Restricted Common Stock

      The number of shares of restricted common stock of Delta Mutual, Inc. with a dollar equivalent of $50,000.00 in United States currency based on the closing price of DELTA common stock (DLTM.OB) on the date of execution of the Agreement and to be delivered to Seller 1 within five (5) business days.

John M. Latza (Seller 2)

1.  Delta Mutual, Inc Restricted Common Stock

      One-Hundred Thousand (100,000) shares of restricted common stock of Delta Mutual, Inc. to be delivered to Seller within five (5) business days after the date of execution of the Agreement.

                                    EXHIBIT B

                                   ASSIGNMENT

      In consideration of the payment by Delta Technologies, Inc. ("ASSIGNEE"), a corporation incorporated under the laws of Delaware and having a place of business at 111 North Branch Street, Sellersville, Pennsylvania 18960 to each of Richard F. Straub, Jr. and John Latza (together, "ASSIGNORS"), the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, ASSIGNORS hereby sell, assign and transfer to ASSIGNEE and the successors, assigns and legal representatives of the ASSIGNEE the entire right, title and interest for the United States and its territorial possessions and in all foreign countries, including all rights to claim priority, in and to any and all improvements which are disclosed in the invention entitled:

                  SYSTEM FOR MANUFACTURE OF INSULATED CONCRETE
                                FORM WALL FORMING

and which is described in the specification filed herewith and attached hereto and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re examination thereof.

ASSIGNORS hereby covenant that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

ASSIGNORS further covenant that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNORS and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

IN WITNESS WHEREOF, ASSIGNORS hereunto set hand and seal this 26th day of August 2005.

/s/ Richard F. Straub, Jr.                           /s/ John M. Latza
--------------------------                           --------------------------
Richard F. Straub, Jr.                               John M. Latza

DELTA MUTUAL INC - 8-K/A                                  Filing Date: 08/__/05
--------------------------------------------------------------------------------

                                    EXHIBIT C

                        Declaration And Power of Attorney

      As a below named inventor, I hereby declare that:

      My residence, post office address and citizenship are stated below next to my name.

      I believe I am the original, first, and sole inventor (if only one name is listed below) or an original, first, and joint inventor (if plural names are listed below) of the subject matter which is claimed and for which a patent is sought on the invention entitled:

                       SYSTEM FOR MANUFACTURE OF INSULATED
                           CONCRETE FORM WALL FORMING

the specification of which is attached herewith unless the following box is checked.

|_|    was filed on                       as Application Serial No.
                    ----------------------                          ------------
        or PCT Application No.               And was amended on
                                 ---------                          ------------
      (if applicable).

      I hereby state that I have reviewed and understand the contents of the above-identified specification, including the claims, as amended by any amendment referred to above.

      I acknowledge the duty to disclose information which is material to the examination of this application in accordance with 37 CFR ss.1.56.

      I hereby claim foreign priority benefits under 35 U.S.C. ss.119(a)-(d) or ss.365(b) of any foreign application(s) for patent or inventor's certificate, or ss.365(a) of any PCT international application which designated at least one country other than the United States, listed below and have also identified below any foreign application for patent or inventor's certificate or PCT International application having a filing date before that of the application on which priority is claimed:

                        PRIOR FOREIGN/PCT APPLICATION(S)
       APPLICATION NO.                COUNTRY                  DATE OF FILING             PRIORITY CLAIMED
                                                                                           |_| YES   NO |_|
 -------------------------------------------------------------------------------------
                                                                                           |_| YES   NO |_|
 -------------------------------------------------------------------------------------

      I hereby claim the benefit under 35 U.S.C. ss.119(e) of any United States provisional application(s) listed below.

          PROVISIONAL APPLICATION NUMBER                 DATE OF FILING

-------------------------------------------------- -----------------------------

-------------------------------------------------- -----------------------------

      I hereby claim the benefit under 35 U.S.C. ss.120 of any United States application(s) or ss.365(c) of any PCT International application(s) designating the United States, listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in the prior United States application in the manner provided by the first paragraph of 35 U.S.C. ss.112, I acknowledge the duty to disclose material information as defined in 37 CFR ss.1.56 which became available between the filing date of the prior application and the national or PCT inter-national filing date of this application:

            PRIOR U.S. APPLICATIONS OR PCT INTERNATIONAL APPLICATIONS
             DESIGNATING THE U.S. FOR BENEFIT UNDER 35 U.S.C. SS.120

                                                                                 Status (check one)
          Application Serial No.                 Date of Filing
                                                                        Patented     Pending      Abandoned
                                                                           |_|         |_|           |_|
 ----------------------------------------------------------------------
                                                                           |-|         |-|           |-|
 ----------------------------------------------------------------------


      And I hereby appoint ________________________ my attorneys or agents with full power of substitution and revocation, to prosecute this application and to transact all business in the Patent and Trademark Office connected therewith.

      Address all correspondence to _____________________________________.
Address all telephone calls to.

      I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application or any patent issuing thereon.

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 FULL NAME OF SOLE OR FIRST INVENTOR

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             (GIVEN NAME)                  (MIDDLE INITIAL OR NAME)               (FAMILY OR LAST NAME)
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 FULL NAME OF SECOND JOINT INVENTOR, IF ANY

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 FULL NAME OF THIRD JOINT INVENTOR, IF ANY

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             (GIVEN NAME)                   (MIDDLE INITIAL OR NAME)              (FAMILY OR LAST NAME)
                 Inventor's signature:
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                                                     (City)                    (State or Foreign Country)
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 FULL NAME OF FOURTH JOINT INVENTOR, IF ANY

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             (GIVEN NAME)                   (MIDDLE INITIAL OR NAME)              (FAMILY OR LAST NAME)
                 Inventor's signature:
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                                 Date:
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               Country of Citizenship:
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                                                     (City)                    (State or Foreign Country)
                  Post Office Address:
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